Exhibit 10.4

EXECUTION COPY

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (this “Agreement”) dated as of February 25, 2013 by WWP MEZZ, LLC, a Delaware limited liability company, having an address at George Comfort & Sons, Inc., 200 Madison Avenue, New York, New York 10016 (“Pledgor”), in favor of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (together with its successors and assigns, “GACC”), and BANK OF AMERICA, N.A., a national banking association, having an address at One Bryant Park, New York, New York 10036 (together with its successors and assigns, “BOA”, and collectively with GACC, “Lender”).

RECITALS

A.           Pursuant to that certain Mezzanine Loan Agreement (as same may be amended, restated, replaced, supplemented, consolidated or otherwise modified, the “Loan Agreement”) dated as of the date hereof between the Lender, as lender, and Pledgor, as borrower, the Lender has agreed to make a loan to Pledgor in the principal amount of $165,000,000.00 (the “Loan”).

B.           To induce the Lender to make the Loan to Pledgor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor has agreed to pledge and grant a first priority security interest in the Collateral (as defined below) as security for the Obligations (as defined below).

Accordingly, the parties hereto agree as follows:

Section 1.             Definitions.  Terms defined in the Loan Agreement are used herein as defined therein.  In addition, as used herein:

“Assignment of Interest” shall have the meaning ascribed thereto in Section 2.2 hereof.

“Collateral” shall have the meaning ascribed thereto in Section 2.1 hereof.

“Holdings” shall mean WWP Amenities Holdings, LLC, a Delaware limited liability company.

“Holdings Documents” shall mean the Holdings Operating Agreement and all other organizational documents of Holdings, as any of the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Holdings Operating Agreement” shall mean the Limited Liability Company Agreement of WWP Amenities Holdings, LLC, dated as of July 22, 2009, as amended by the First Amendment thereto, dated as of the date hereof, as hereafter further amended, restated, replaced, supplemented or otherwise modified from time to time.

“Holdings Pledged Interests” shall have the meaning ascribed thereto in Section 2 hereof.

“Obligations” shall mean all of the obligations of Pledgor under the Loan Documents.

“Owner” shall mean WWP Office, LLC, a Delaware limited liability company.

“Owner Documents” shall mean the Owner Operating Agreement and all other organizational documents of Owner, as any of the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Owner Operating Agreement” shall mean the Limited Liability Company Agreement of WWP Office, LLC, dated as of July 22, 2009, as amended by the First Amendment thereto, dated as of the date hereof, as hereafter further amended, restated, replaced, supplemented or otherwise modified from time to time.

“Owner Pledged Interests” shall have the meaning ascribed thereto in Section 2 hereof.

“Pledged Interests” shall have the meaning ascribed thereto in Section 2 hereof.

“Pledged Securities” shall have the meaning ascribed to such term in Section 2.1 herein.

“Relevant Documents” shall mean, collectively, the Owner Documents and the Holdings Documents.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the state of New York.

Section 2.             Pledge and Delivery of Collateral.

2.1          The Pledge.  As continuing collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Pledgor hereby irrevocably grants, pledges and assigns, subject to the terms of this Agreement and the other Loan Documents, a continuing first priority lien on and security interest in, and, as a part of such grant, pledge and assignment, hereby assigns to Lender as collateral security, all of Pledgor’s right, title and interest in the following property, whether now owned by Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as “Collateral”):

(a)          its 100% membership interests in Holdings, together with the certificates (in a form attached hereto as Exhibit A-1 and made a part hereof) evidencing the same (the “Holdings Pledged Interests”);

(b)          its 100% membership interests in Owner, together with the certificates (in a form attached hereto as Exhibit A-2 and made a part hereof) evidencing the same (the “Owner Pledged Interests” and, collectively with the Holdings Pledged Interest, the “Pledged Interests”)

2

(c)          all ownership interests, membership interests, shares, securities, moneys, instruments or property representing a dividend, a distribution or return of capital upon or in respect of the Pledged Interests, or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests;

(d)          all rights of Pledgor under the Relevant Documents or any other agreement or instrument relating to the Pledged Interests, including, without limitation, (i) all rights of Pledgor to receive moneys or distributions with respect to the Pledged Interests due and to become due under or pursuant to the Relevant Documents, (ii) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interests, (iii) all claims of Pledgor for damages arising out of or for breach of or default under a Relevant Document, and (iv) any right of Pledgor to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder; and

(e)          all proceeds of and to any of the property of Pledgor described in clauses (a) through (c) above and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

The shares of membership interests, partnership interests, certificates, instruments or other documents evidencing or representing the foregoing shall be collectively referred to herein as the “Pledged Securities.”

2.2          Delivery of the Collateral.  Pledgor shall deliver to Lender, or Lender shall otherwise be in possession of, (i) all original Pledged Securities relating to the Pledged Interests pledged by Pledgor concurrently with the execution and delivery of this Agreement and (ii) all other documents evidencing or representing all other Collateral promptly after Pledgor’s receipt thereof.  All Collateral which are “certificated securities” within the meaning of the Uniform Commercial Code shall be in bearer form or, if in registered form, shall be accompanied by undated blank equity interest powers (in a form attached hereto as Exhibit B-1, with respect to Holdings, and made a part hereof and in a form attached hereto as Exhibit B-2, with respect to Owner, and made a part hereof) (the “Assignment of Interest”), note power, endorsement or other necessary instruments of transfer, registration or assignment, duly executed in blank and in form and substance satisfactory to Lender. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, at any time, in its discretion, to transfer to or to register in the name of Lender or its nominee any or all of the Collateral.  Lender shall have the right, at any time in its discretion upon the occurrence and during the continuance of an Event of Default and without notice to Pledgor, to transfer to, and to designate on the Assignment of Interest, any Person to whom the Pledged Interests are sold in accordance with the provisions hereof.  In addition, Lender shall have the right at any time to exchange the Assignment of Interest representing or evidencing the Pledged Interests or any portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Interests represented or evidenced thereby, subject to the terms thereof.

3

2.3          Acknowledgment of Pledge.  Upon the execution and delivery of this Agreement, Pledgor shall cause (i) Holdings to execute and deliver to Lender a letter in the form attached hereto as Exhibit C-1 and (ii) Owner to execute and deliver to Lender a letter in the form attached hereto as Exhibit C-2.  Pledgor represents that each of Holdings’ and Owner’s representations in such letters are true and complete.  Pledgor shall cause each of Holdings and Owner to comply with Holdings’ and Owner’s covenants and warranties in such letters, as applicable, and shall cause each of Holdings and Owner to comply with the requirements in the Loan Documents applicable to Holdings and Owner, as applicable.

Section 3.            Further Assurances; Remedies.  In furtherance of the grant of the pledge and security interest pursuant to Section 2 hereof, Pledgor hereby agrees with Lender as follows:

3.1          Delivery and Other Perfection.

(a)          The Pledgor hereby represents and warrants that (i) the terms of each of the Pledged Securities expressly provide that they are securities governed by Article 8 of the UCC as in effect in each applicable jurisdiction, (ii) Section 35 of the Holdings Operating Agreement is in full force and effect, (iii) Section 35 of the Owner Operating Agreement is in full force and effect, (iv) the Relevant Documents for Holdings contain a legend substantially as set forth on Exhibit D-1 and (v) the Relevant Documents for Owner contain a legend substantially as set forth on Exhibit D-2.

(b)          Pledgor hereby covenants and agrees that, so long as this Agreement has not otherwise been terminated, it will not agree to any amendment or repeal of Section 35 of the Holdings Operating Agreement or of Section 35 of the Owner Operating Agreement, and that it shall promptly notify Lender in writing if for any reason any of the Pledged Securities shall cease to be securities for purposes of the UCC in any applicable jurisdiction.

(c)          Pledgor hereby instructs (i) Holdings to register on Holdings’ books and records the pledge of the Pledged Interests in Holdings by Pledgor to Lender and (ii) Owner to register on Owner’s books and records the pledge of the Pledged Interests in Owner by Pledgor to Lender.  In the event that at any time after the date hereof any Collateral shall be evidenced by an instrument or a certificate other than the Pledged Securities, Pledgor shall or shall cause each of Holdings and Owner to promptly deliver any such instrument or certificate, duly endorsed or subscribed by Pledgor or accompanied by appropriate instruments of transfer or assignment duly executed in blank by Pledgor, to Lender as additional Collateral.  Any such instruments or certificates received by Pledgor shall be held by Pledgor in trust, as agent for Lender.

(d)          Pledgor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary (in the reasonable judgment of Lender) to create, preserve or perfect the security interest granted pursuant hereto (provided that the same shall not result in an increase in the obligations of Pledgor or a decrease in the rights of Pledgor under this Agreement or the other Loan Documents, other than to a de minimis extent) or, after the occurrence and during the continuance of an Event of Default, to enable Lender to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Lender or its nominee (and Lender agrees that if any Collateral is transferred into its name or the name of its nominee, Lender will thereafter promptly give to Pledgor copies of any notices and communications received by it with respect to the Collateral).

4

(e)          Pledgor shall permit representatives of Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of Lender to be present at Pledgor’s place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by Pledgor with respect to the Collateral, all in such manner as Lender may reasonably require.

3.2          Preservation of Rights.  Except in accordance with applicable law, Lender shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

3.3          Pledged Collateral; Distributions.

(a)          Notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing, Pledgor shall have the right to exercise all of Pledgor’s rights under the Relevant Documents for all purposes not inconsistent with the terms of this Agreement, or any other Loan Document or any other instrument or agreement referred to herein or therein, including, without limitation, (i) the right to exercise any and all voting rights, (ii) the right to receive distributions on the Collateral (subject however to the obligation of Holdings and Owner, pursuant to that certain Loan Agreement of even date herewith between Lender, as lender, and Holdings and Owner, as borrower (the “Senior Loan Agreement”), to make payments of all Available Cash in accordance with the terms and provisions of the Senior Loan Agreement) and (iii) other rights relating to the Pledged Interests; and Lender shall execute and deliver to Pledgor or cause to be executed and delivered to Pledgor all such proxies, powers of attorney, distribution and other orders, and all such instruments, without recourse, as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the rights and powers which Pledgor is entitled to exercise pursuant to this Section 3.3(a).

(b)          If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Lender exercises any available right to declare any of the Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement or any other Loan Document, (i) all distributions on the Collateral shall be paid directly to Lender for application to the Obligations pursuant to the terms hereof and the Loan Agreement, (ii) if Lender shall so request in writing, Pledgor agrees to execute and deliver to Lender appropriate distribution and other orders and documents to that end and (iii) Pledgor hereby irrevocably authorizes and directs Holdings and Owner, after an Event of Default and for so long as such Event of Default is continuing, to pay all such distributions on the Collateral directly to the Lender for application to the Obligations in the order, priority and manner set forth herein and in the Loan Agreement.  The foregoing authorization and instructions are irrevocable, may be relied upon by Holdings and Owner and may not be modified in any manner other than by the Lender sending to each of Holdings and Owner a notice terminating such authorization and direction.

5

(c)          Anything to the contrary notwithstanding, (i) Pledgor shall remain liable under the Relevant Documents to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Lender of any of the rights hereunder shall not release Pledgor from any of its duties or obligations under the Relevant Documents and (iii) Lender shall have no obligation or liability under the Relevant Documents by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, except as provided by applicable law.

3.4          Events of Default; Remedies, etc.  During the period during which an Event of Default shall have occurred and be continuing:

(a)          Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

(b)          Lender in its discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(c)          Lender may, upon 10 days’ prior written notice to Pledgor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Lender or any of its agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Lender deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and Lender or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Pledgor, any such demand, notice or right and equity being hereby expressly waived and released.  Unless prohibited by applicable law, Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned;

6

(d)          Lender may exercise all membership rights, powers and privileges to the same extent as Pledgor is entitled to exercise such rights, powers and privileges;

(e)          Upon 10 days’ prior written notice to Pledgor, Lender may cause the Pledged Interests to be sold in accordance with Subsection (c) above and, in connection therewith, cause each purchaser of all or any part of any Pledged Interests to be admitted as a new member or owner of each of Holdings and Owner to the extent of such Pledged Interests, and cause Pledgor to withdraw as a member or owner of each of Holdings and Owner to the extent such Pledged Interests is sold (in accordance with Subsection (c) above), and, if appropriate, cause one or more amended or restated certificates of limited partnership, certificates of limited liability company or articles of incorporation to be filed with respect to each of Holdings and Owner;

(f)          Lender may exercise any and all rights and remedies of Pledgor under or in connection with the Relevant Documents or otherwise in respect of the Collateral, including, without limitation, any and all rights of Pledgor to demand or otherwise require payment of any amount under, or performance of any provisions of, the Relevant Documents; and

(g)          all payments received by Pledgor under or in connection with the Relevant Documents or otherwise in respect of the Collateral shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Lender in the same form as so received (with any necessary indorsement).

The proceeds of each collection, sale or other disposition under this Section 3.4 shall be applied by Lender to the Obligations pursuant to Section 3.6 hereof.

Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions, and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

3.5          Private Sale.  Lender shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 3.4 hereof conducted in a commercially reasonable manner.  Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

7

3.6          Application of Proceeds.  Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Lender under this Section 3, shall be applied by Lender:

First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of Lender and the fees and expenses of their respective agents and counsel, and all expenses, and advances made or incurred by Lender in connection therewith;

Next, to the payment in full of the Obligations; and

Finally, to the payment to Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 3, “proceeds” of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of Pledgor or any issuer of or obligor on any of the Collateral.

3.7          Attorney-in-Fact.  Without limiting any rights or powers granted by this Agreement to Lender while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default Lender is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Section 3 and taking any action and executing any instruments which Lender, in its reasonable discretion, may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, so long as Lender shall be entitled under this Section 3 to make collections in respect of the Collateral, Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of Pledgor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

3.8          Termination.  When all Obligations shall have been paid in full, the pledge of Collateral under Section 2 of this Agreement shall terminate without further action of any other Person and, in connection therewith, Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever (except that Lender has not sold, created or suffered to exist thereon any lien, security interest or encumbrance in favor of any third party) any remaining Collateral and money received in respect thereof, to or on the order of Pledgor.

3.9          Further Assurances.  Pledgor agrees that, from time to time upon the written request of Lender, Pledgor will execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order fully to effect the purposes of this Agreement so long as the same shall not result in an increase in the obligations of Pledgor or a decrease in the rights of Pledgor under this Agreement or the other Loan Documents, other than, in each case, to a de minimis extent.

8

Section 4.              Miscellaneous.

4.1          No Waiver.  No failure on the part of Lender or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

4.2          Governing Law.  THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.  TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER, BY ITS ACCEPTANCE OF THIS AGREEMENT, AND PLEDGOR EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND PLEDGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  PLEDGOR AGREES THAT SERVICE OF PROCESS UPON PLEDGOR AT THE ADDRESS FOR PLEDGOR SET FORTH HEREIN AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PLEDGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PLEDGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  PLEDGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGE IN THE ADDRESS FOR PLEDGOR SET FORTH HEREIN, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE AN AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE AN AUTHORIZED AGENT IF PLEDGOR CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK.

4.3          Notices.  All notices, consents, approvals and requests required or permitted hereunder shall be given in the manner and to the addresses set forth in the Loan Agreement.

9

4.4          Waivers, etc.  The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Pledgor and Lender.  Any such amendment or waiver shall be binding upon Lender and Pledgor.

4.5          Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of Pledgor and inure to the benefit of the successors and assigns of Lender; provided, however, that Pledgor shall not assign or transfer its rights hereunder without the prior written consent of Lender or as otherwise permitted under the terms of the Loan Agreement.  Without limiting the foregoing, Lender may at any time and from time to time without the consent of Pledgor, assign or otherwise transfer all or any portion of its rights and remedies under this Agreement to any other person or entity, either separately or together with other property of Pledgor for such purposes in connection with a transfer of Lender’s interest in the other Loan Documents and on such terms as Lender shall elect, and such other person or entity shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein or otherwise.  Each representation and agreement made by Pledgor in this Agreement shall be deemed to run to, and each reference in this Agreement to Lender shall be deemed to refer to, Lender and each of its successors and assigns.

4.6          Indemnification.  Pledgor hereby agrees to indemnify Lender and its directors, officers, employees and agents from, and hold each of them harmless against, any and all actual losses, liabilities, claims, damages or expenses actually incurred by any of them (excluding special, consequential or punitive damages except to the extent same are imposed on, incurred by or asserted against Lender or its directors, officers, employees and agents in connection with any investigative, administrative or judicial proceeding commenced or threatened by any other Person not an Affiliate of Lender against Lender or its directors, officers, employees and agents) arising out of or by reason of any claim of any Person (1) relating to or arising out of the acts or omissions of Pledgor under this Agreement or the Relevant Documents (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), or (2) resulting from the ownership of or lien on any Collateral, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

4.7          No Election of Remedies.

(a)          Without limitation as to any other right or remedy provided to Lender in this Agreement or the other Loan Documents, in the case of an Event of Default which has occurred and is continuing (i) Lender shall have the right to pursue all of its rights and remedies under this Agreement and the Loan Documents, at law and/or in equity, in one proceeding, or separately and independently in separate proceedings from time to time, as Lender, in its sole and absolute discretion, shall determine from time to time, (ii) Lender shall not be required to either marshall assets, sell any of the Collateral in any particular order of alienation (and may sell the same simultaneously and together or separately), or be subject to any “one action” or “election of remedies” law or rule with respect to any of the Collateral, (iii) the exercise by Lender of any remedies against any one item of Collateral will not impede Lender from subsequently or simultaneously exercising remedies against any other item of Collateral, (iv) all liens and other rights, remedies or privileges provided to Lender herein shall remain in full force and effect until Lender has exhausted all of its remedies against the Collateral and all Collateral has been sold and/or otherwise realized upon in satisfaction of the Debt, and (v) Lender may resort for the payment of the Debt to any security held by Lender in such order and manner as Lender, in its discretion, may elect and Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Agreement.

10

(b)          Without notice to or consent of Pledgor and without impairment of the lien and rights created by this Agreement, Lender may, at any time (in its sole and absolute discretion, but Lender shall have no obligation to), execute and deliver to Pledgor a written instrument releasing all or a portion of the security interest and lien created by this Agreement and any UCC financing statement filed in connection herewith as security for any or all of the obligations of Pledgor now existing or hereafter arising under or in respect of the Note, the Loan Agreement and each of the other Loan Documents, whereupon following the execution and delivery by Lender to Pledgor of any such written instrument of release, this Agreement shall no longer secure such obligations so released.

4.8          Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Lender in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 5.             Limitation of Liability.  The liability of Pledgor hereunder shall be subject to the provisions of Section 10.1 of the Loan Agreement.

[Remainder of page Intentionally Left Blank.]

11

IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed as of the day and year first above written.

PLEDGOR:

WWP MEZZ, LLC

By:	/s/ Peter S. Duncan
Name:
Title:

EXHIBIT A-1

FORM OF HOLDINGS MEMBERSHIP INTEREST

(Exhibit Omitted)

EXHIBIT A-2

FORM OF OWNER MEMBERSHIP INTEREST

(Exhibit Omitted)

EXHIBIT B-1

FORM OF HOLDINGS BLANK EQUITY INTEREST POWER

(Exhibit Omitted)

EXHIBIT B-2

FORM OF OWNER BLANK EQUITY INTEREST POWER

(Exhibit Omitted)

EXHIBIT C-1

FORM OF HOLDINGS’ ACKNOWLEDGEMENT OF PLEDGE

(Exhibit Omitted)

EXHIBIT C-2

FORM OF OWNER’S ACKNOWLEDGEMENT OF PLEDGE

(Exhibit Omitted)

EXHIBIT D-1

FORM OF LEGEND FOR HOLDINGS

“This certificate evidences an interest in WWP Amenities Holdings, LLC and shall be a security governed by Article 8 of the Uniform Commercial Code as in effect in the State of Delaware and, to the extent permitted by applicable law, Article 8 of the Uniform Commercial Code of each other applicable jurisdiction.”

“THE TRANSFER OF THIS CERTIFICATE AND/OR THE INTEREST EVIDENCED HEREBY IS RESTRICTED AS PROVIDED IN THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY (AS AMENDED FROM TIME TO TIME).”

“Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 (and each Limited Liability Company Interest in the Company shall be treated as a “security” for all purposes of each such Uniform Commercial Code, including, without limitation, perfection of a security interest therein.”

EXHIBIT D-2

FORM OF LEGEND FOR OWNER

“This certificate evidences an interest in WWP Office, LLC and shall be a security governed by Article 8 of the Uniform Commercial Code as in effect in the State of Delaware and, to the extent permitted by applicable law, Article 8 of the Uniform Commercial Code of each other applicable jurisdiction.”

“THE TRANSFER OF THIS CERTIFICATE AND/OR THE INTEREST EVIDENCED HEREBY IS RESTRICTED AS PROVIDED IN THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY (AS AMENDED FROM TIME TO TIME).”

“Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 (and each Limited Liability Company Interest in the Company shall be treated as a “security” for all purposes of each such Uniform Commercial Code, including, without limitation, perfection of a security interest therein.”